CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into this 13th day of October, 2000, by and between John Graham Douglas, whose address is at Paseo de la Reforma, 264 - 2 Cuauhtemoc, 06500 Mexico, V.F. (the "Consultant"), and E-FINANCIAL DEPOT.COM, INC. ("FDPO") a Delaware corporation with an office at 150 - 1875 Century Park East, Century City, California 90067 (the "Client").

     WHEREAS, the Consultant is willing and capable of providing various consulting services, hereinafter defined, for and on behalf of the Client and its subsidiaries; and

     WHEREAS, the Client desires to retain the Consultant as an independent Consultant and the Consultant desires to be retained in that capacity upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Consulting Services. The Client hereby retains the Consultant as an independent Consultant to the Client and the Consultant hereby accepts and agrees to such retention. The Consultant shall render to the Client such services as set forth on Exhibit A, attached hereto and by reference incorporated herein.

     2. Time, Place and Manner of Performance. The Consultant shall be available for advice and counsel to Client and representatives and agents of the Client at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined in the sole discretion of the Consultant.

     3. Term of Agreement. The Term of this Agreement shall commence on the date hereof and shall terminate upon completion of the services described in Exhibit A.

     4. Compensation. In full consideration of the services to be provided for the Client by the Consultant, as fully set forth in Exhibit A, upon execution of this Agreement, the Client agrees to compensate Consultant in the manner set forth on Exhibit B.

     5. Expenses. Consultant shall be solely responsible for all anticipated expenses and disbursements to be made in connection with his performance under this Agreement.

     6.     Termination.

     (a) This Agreement may be terminated at any time by mutual written agreement of the parties hereto.

     (b) This Agreement shall terminate upon the dissolution, bankruptcy or insolvency of either party.

Initials:     Consultant   JGD     Client   JH

     (c) The Client shall have the right and discretion to terminate this Agreement should the Consultant violate any law, ordinance, permit or regulation of any governmental entity which has a material adverse effect on the Consultant's ability to perform under this Agreement.

     (d) The Client shall have the right and discretion to terminate this Agreement should the Consultant fail to cure, within 15 days after receipt of notice from the Client, any of the following:

(i) Any willful breach of duty or habitual neglect of duty by the Consultant;

(ii)     Any  material breach by the Consultant of the obligations in Section 7;
or

     (iii) Any material acts or events which inhibit the Consultant from fully performing his responsibilities under this Agreement in good faith.

     7. Confidentiality. The Consultant recognizes and acknowledges that the Consultant has and will have access to certain confidential information of the Client and its affiliates that is valuable, special and unique assets and property of the Client and such affiliates. The Consultant will not, during or after the Term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, except to authorized representatives of the Consultant or his affiliates, for any reason or purpose whatsoever. In this regard, the Client agrees that such authorization or consent to disclosure may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

     8. Conflict of Interest. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of the Consultant's performance of consulting services for any other person which could conflict with the Consultant's obligations under this Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's outside consulting activities.

     9. Disclaimer of Responsibility for Acts of the Client. The obligations of Consultant described in this Agreement consist solely of the furnishing of information and advice to the Client in the form of services. In no event shall Consultant be required by this Agreement to represent or make management decisions for the Client. All final decisions with respect to acts and omissions of the Client or any affiliates and subsidiaries, shall be those of the Client or its affiliates, and Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequence of such acts or omissions.

     10.     Indemnity.

(a) The Client shall protect, defend, indemnify and hold Consultant and his assigns and attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from or relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Client herein; or (b) any legal action, including any counterclaim, to the extent it is based upon alleged facts that, if true, would

Initials:     Consultant   JGD     Client   JH
     constitute a breach of any representation, warranty, covenant or agreement made by the Client herein; or (c) negligent actions or omissions of the Client or any employee or agent of the Client, or any reckless or willful misconduct, occurring during the Term hereof with respect to any of the decisions made by the Client.

     (b) The Consultant shall protect, defend, indemnify and hold Client and his assigns and attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from or relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Consultant herein or the failure of the Consultant to abide by all federal and state laws and regulations concerning investor relations, stock promotions, and public disclosure requirements; or (b) any legal action, including any counterclaim, to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Consultant herein; or (c) negligent actions or omissions of the Consultant or any employee or agent of the Consultant, or any reckless or willful misconduct, occurring during the Term hereof with respect to any of the decisions made by the Consultant.

     11. Notices. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail or overnight courier to the principal office of each party.

     12. Waiver or Breach. Any waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

     13. Assignment. This Agreement and the rights and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client.

     14. Applicable Law. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the Province of British Columbia and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, shall be brought only in a court of competent jurisdiction within the Province of British Columbia.

    15. Severability and Enforceability. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

     16. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all prior understandings, agreements and negotiations between the parties.

     17. Waiver and Modification. Any waiver, alteration or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, from time to time, may waive any of its rights hereunder without effecting a waiver with respect to any subsequent occurrences or transactions hereof.

Initials:     Consultant   JGD     Client   JH

     18. Attorneys' Fees and Costs. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any damages assessed, its attorneys' fees and court costs incurred in litigating or otherwise settling or resolving such dispute. In construing this Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

     19. Counterparts and Facsimile Signatures. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.



CONSULTANT:                                  CLIENT:

JOHN  GRAHAM  DOUGLAS                        E-FINANCIAL  DEPOT.COM,  INC.

/s/  John  Graham  Douglas                   By:     /s/  John  Huguet
--------------------------                           -----------------
                                                John  Huguet,  C.E.O.,
                                              Chairman  of  the  Board
/s/  signed
-----------
Witness  as  to  the  signature  of  John-Paul  Jones

/s/  Ian  S.  Brodie
--------------------
Print  Name  of  Witness

Initials:     Consultant   JGD     Client   JH

                                    EXHIBIT A


THE  CONSULTANT  AGREES  TO  PROVIDE  THE  FOLLOWING  SERVICES  TO  THE  CLIENT:


     Consultant shall provide services to Client as an independent management Consultant. Consultant shall assist Client in finding and forming strategic partnerships and/or alliances for business development in North America.


CONSULTANT:                                  CLIENT:

JOHN  GRAHAM  DOUGLAS                        E-FINANCIAL  DEPOT.COM,  INC.

/s/  John  Graham  Douglas                   By:     /s/  John  Huguet
--------------------------                           -----------------
                                                John  Huguet,  C.E.O.,
                                              Chairman  of  the  Board
/s/  signed
-----------
Witness  as  to  the  signature  of  John-Paul  Jones

/s/  Ian  S.  Brodie
--------------------
Print  Name  of  Witness

Initials:     Consultant   JGD     Client   JH

                                    EXHIBIT B

UPON EXECUTION HEREOF, FOR VALUE RECEIVED, THE CLIENT AGREES TO COMPENSATE THE CONSULTANT UNDER THE TERMS OF THIS AGREEMENT AS FOLLOWS:

1. As a project commencement fee the Client hereby agrees to transfer immediately to the Consultant 90,000 free trading common shares of FDPO at no cost to the Consultant, (DTC instructions to follow); and
2.     The  Consultant  is  hereby granted the option (the "Option") to acquire:
a) up to 300,000 shares of common stock of FDPO exercisable in whole or in part at any time or times prior to October 31, 2003 at a purchase price (the "Purchase Price) of $1.00 per share which Option shall vest and become exercisable upon execution of this Agreement; and
b) up to 200,000 shares of common stock of FDPO exercisable in whole or in part at any time or times after December 1st, 2000 but prior to October 31, 2003 at a Purchase Price of $1.50 per share; and
c) up to 100,000 shares of common stock of FDPO exercisable in whole or in part at any time or times after February 1st, 2001 but prior to October 31, 2003 at a Purchase Price of $2.00 per share.

     The Option shall be exercised by delivery of notice in writing to the Client setting out the number of optioned shares (the "Optioned Shares") which the Consultant intends to purchase and enclosing a certified check or official bank check made payable to the Consultant's attorney in trust for the Client in an amount equal to the number of Optioned Shares to be purchased times the Purchase Price. The Client agrees to deliver to the Consultant's attorney a share certificate representing the Optioned Shares purchased not later than seven (7) days after receipt of the notice and upon receipt of the Optioned Shares by the Consultant's attorney the said payment shall be immediately releasable by the Consultant's attorney to the Client. The Option and the Fee shall survive the termination of this agreement for any reason whatsoever.

     In the case of any stock split, stock dividend or like charge in the nature of Optioned Shares covered by this Agreement, the number of shares and exercise price shall be proportionately adjusted. The Client shall prepare and file an S-8 with the SEC not later than October 31, 2000 including the grant of this Option therein and within five (5) business days of the heretofore mentioned S-8 filing the Client shall issue to the Consultant a Stock Option Grant Certificate pertaining to this Option.


CONSULTANT:                                  CLIENT:

JOHN  GRAHAM  DOUGLAS                        E-FINANCIAL  DEPOT.COM,  INC.

/s/  John  Graham  Douglas                   By:     /s/  John  Huguet
--------------------------                           -----------------
                                                John  Huguet,  C.E.O.,
                                              Chairman  of  the  Board
/s/  signed
-----------
Witness  as  to  the  signature  of  John-Paul  Jones

/s/  Ian  S.  Brodie
--------------------
Print  Name  of  Witness

Initials:     Consultant   JGD     Client   JH